UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2009
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Annual Meeting of Shareholders

At the 2009 Annual Meeting of Shareholders held on April 30, 2009 (the “Annual Meeting”), the shareholders of EMCORE Corporation (the “Registrant” or the “Company”) approved (i) an amendment to the Company’s 2000 Stock Option Plan (the “Stock Plan”), increasing the number of shares available for issuance under the Stock Plan from 12,850,000 to 15,850,000 shares, and (ii) an amendment to the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”), increasing the number of shares available for issuance under the ESPP from 2,500,000 to 4,500,000 shares.  A complete copy of the Stock Plan and the ESPP, reflecting such amendments, are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Bank of America

On April 30, 2009, the Company entered into a Third Amendment (the “Third Amendment”) to the Loan and Security Agreement with Bank of America, N.A., dated as of September 26, 2008 (the “Loan and Security Agreement”).  The Third Amendment amended the Loan and Security Agreement to, among other things: (i) increase the amount of eligible accounts receivable under the borrowing base formula, (ii) waive certain Events of Default of financial covenants by the Company, (iii) decrease the total maximum loan availability amount to $14 million, (iv) increase applicable interest rates with respect to loans and letters of credit, and (v) adjust certain financial covenants.   The adjustments to the borrowing base formula and the calculation of eligible accounts receivable are intended to provide the Company with access to more liquidity for working capital purposes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is attached hereto as Exhibit 10.3 to this report and is incorporated herein by reference.

Item 8.01. Other Events.

Annual Meeting Results

The Company held its 2009 Annual Meeting of Shareholders on April 30, 2009. At this meeting, the Company’s shareholders:

•	re-elected John Gillen to serve on the Company’s Board of Directors;

•	ratified the appointment of Deloitte & Touche LLP, as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2009;

•	ratified and approved the amendment of the Company’s 2000 Stock Option Plan; and,

•	ratified and approved the amendment of the Company’s 2000 Employee Stock Purchase Plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	EMCORE Corporation 2000 Stock Option Plan, as amended and restated on April 30, 2009
10.2	EMCORE Corporation 2000 Employee Stock Purchase Plan, as amended and restated on April 30, 2009
10.3	Third Amendment to the Loan and Security Agreement with Bank of America, N.A., dated April 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: May 6, 2009	By: /s/ John M. Markovich Name: John M. Markovich Title: Chief Financial Officer